UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2025

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39683	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Shoreline Drive, Suite 500, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Rezolute, Inc. (the “Company”) held its 2026 annual meeting of stockholders on November 19, 2025. The meeting was held virtually at www.virtualshareholdermeeting.com/RZLT2025. As of the record date, September 22, 2025, there were a total of 90,811,368 shares of common stock outstanding and entitled to vote at the special meeting. At the annual meeting, 66,700,068 shares of common stock were represented in person (virtually) or by proxy; therefore, a quorum was present. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

To elect the following nominees to serve as members of the Company’s board of directors:

Nominee Name	Votes For	Votes Withheld	Broker Non Votes
Nevan Charles Elam	59,206,610	161,306	7,332,152
Young-Jin Kim	52,980,022	6,387,894	7,332,152
Gil Labrucherie	55,354,306	4,013,610	7,332,152
Philippe Fauchet	58,711,617	656,299	7,332,152
Nerissa Kreher, M.D.	45,487,489	13,880,427	7,332,152
Wladimir Hogenhuis, M.D.	45,753,848	13,614,068	7,332,152
Erik Harris	48,235,273	11,132,643	7,332,152

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

To ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending on June 30, 2026:

Votes For	Votes Against	Abstentions	Broker Non Votes
65,206,245	937,798	556,025	-

Proposal No. 3 - Say-on-Pay Proposal

To approve by a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non Votes
40,149,598	19,193,827	24,491	7,332,152

Proposal No. 4- Equity Plan Amendment Proposal

To approve an amendment to the Company’s 2021 Stock Incentive Plan (the “2021 Equity Plan Amendment Proposal”) to increase the number of shares available for issuance thereunder from 14,450,000 shares of common stock to an aggregate of 21,950,000 shares of common stock:

Votes For	Votes Against	Abstentions	Broker Non Votes
59,075,559	264,536	27,821	7,332,152

Proposal No. 5 - Adjournment Proposal

To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the 2021 Equity Plan Amendment Proposal:

Votes For	Votes Against	Abstentions	Broker Non Votes
57,909,553	1,423,506	34,857	7,332,152

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: November 21, 2025	By:	/s/ Nevan Elam
Nevan Elam
Chief Executive Officer